As filed with the Securities and Exchange Commission on Mach 1, 2010

Securities Act Registration No. 333-133392
Investment Company Act Registration No. 811-21891

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[Ö]

Pre-Effective Amendment No. ___	[ ]

Post-Effective Amendment No. 4	[Ö]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[Ö]

Amendment No. 5

CHESWOLD LANE FUNDS
(Exact Name of Registrant as Specified in Charter)

100 Front Street, Suite 960
West Conshohocken, Pennsylvania	19428
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including Area Code:  (610) 940-5330

Colleen Quinn Scharpf
Cheswold Lane Asset Management, LLC
100 Front Street, Suite 960
West Conshohocken, PA 19428
 (Name and Address of Agent for Service)

Copies to:

Todd Cipperman
Cipperman & Company
Walnut Hill Plaza
150 S. Warner Road
Suite 140
King of Prussia, PA 19406

It is proposed that this filing will become effective (check appropriate box):

[  ]           immediately upon filing pursuant to paragraph (b) of Rule 485
[  ]           on (date) pursuant to paragraph (b) of Rule 485
[X]           60 days after filing pursuant to paragraph (a)(1) of Rule 485
[  ]           on (date) pursuant to paragraph (a)(1) of Rule 485
[  ]           75 days after filing pursuant to paragraph (a)(2) of Rule 485
[  ]           on (date) pursuant to paragraph (a)(2) of Rule 485

CHESWOLD LANE FUNDS

Cheswold Lane International High Dividend Fund (CLIDX)

Institutional Shares
Prospectus

April 30, 2010

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved of these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

SUMMARY SECTION

CHESWOLD LANE INTERNATIONAL HIGH DIVIDEND FUND

INVESTMENT OBJECTIVE
The Cheswold Lane International High Dividend Fund (the “Fund”) seeks long-term growth of capital and income.

FUND FEE AND EXPENSES
These tables describe the fees and expense that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Maximum sales charge (load) imposed on purchases	None
	Maximum contingent deferred sales charge (load)	None
	Maximum sales charge (load) imposed on reinvested dividends	None
	Redemption fee	2.00%
	Exchange fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.90%
	Distribution (12b-1) fees	None
	Other expenses	XX%
	Total annual fund operating expenses	XX%
	Less expense reimbursement[1]	(XX%)
	Net annual fund operating expenses	XX%

[1]
The Advisor has contractually agreed to waive all or a portion of its management fees and/or reimburse expenses at least through April 30, 2011 in order to keep the Fund’s net annual fund operating expenses (excluding any taxes, interest, brokerage commissions and other costs relating to portfolio securities transactions and other extraordinary expenses) from exceeding 1.15% of its average daily net assets. Either the Trust or the Advisor may terminate this agreement prior to renewal.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has an annual 5% return over the time shown and that all distributions are reinvested.  This example reflects the net annual fund operating expenses with expense waivers for year one and the total annual fund operating expenses without expense waivers for the remaining periods.  Although your actual expenses may be higher or lower, based on these assumptions your cumulative estimated expenses would be:

- ii -

1 year	$XX
3 years	$XX
5 years	$XX
10 years	$XX

PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was XX%.

PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes (the “80% policy”), in dividend paying equity securities (including common, convertible and preferred stocks) of companies located in developed markets outside of the United States. The Fund invests in a diversified portfolio of medium-to-large, well-established companies based on the standards of the applicable country’s stock market.  The Fund generally invests in companies with market capitalizations in excess of U.S. $1.5 billion. The Advisor follows a value style of investing.

PRIMARY RISKS
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money that you invest.  Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the stocks in the Fund’s portfolio. The Fund’s performance could be hurt by:

 Stock Market and Foreign Investment Risk, which is the chance that stock prices overall, will decline.  Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Because the Fund invests in foreign stocks, it is affected by risks not typically associated with U.S. stocks.  These risks include political and economic instability and different accounting and regulatory standards, as well as reduced liquidity and transparency compared to U.S. markets.

Investment Style Risk, which is the chance that foreign large and mid capitalization value stocks, especially dividend paying stocks, trail the returns of the overall stock market. The Fund’s investments in midedium capitalization companies may also increase the volatility of its portfolio because such companies often have narrower markets and limited managerial and financial resources compared to those of larger, more established companies.

Currency Risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates

Manager Risk, which is the chance that poor security selection or focus on securities in a particular sector, country, region, category, or group of companies will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

PERFORMANCE INFORMATION
The return information provided in the bar chart and tables below provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with returns of a broad measure of market performance. The Fund commenced operations on June 29, 2006.  The information shown assumes reinvestment of distributions.  Please keep in mind that the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

- iii -

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consisted of the following 21 developed market country indices:  Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.  The MSCI EAFE index is unmanaged and does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

Calendar Year Returns as of December 31

Best and Worst Quarterly Performance
(during the period shown above)

Best Quarter Return	Worst Quarter Return
XX%	-XX%

The after-tax returns of the Fund shown in the following table are intended to show the impact of assumed federal income taxes on an investment in the Fund.  The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period.  The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. The after tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution of income or capital gains or upon redemption.  State and local income taxes are not reflected in the calculations.  In certain cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  The after-tax returns are not relevant if you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”) because such accounts are generally subject to taxes only upon withdrawal or other receipt of assets from said accounts.

- iv -

Average Annual Total Returns
(For the period ended December 31, 2009)

	One Year	Since Inception
Cheswold Lane International High Dividend Fund	XX%	XX%
Return Before Taxes	XX%	XX%
Return After Taxes on Distributions	XX%	XX%
Return After Taxes on Distributions and Sale of Fund Shares	XX%	XX%
MSCI EAFE Index	XX%	XX%

__________________

INVESTMENT ADVISOR

Cheswold Lane Asset Management, LLC
100 Front Street, Suite 960
West Conshohocken, PA 19428

PORTFOLIO MANAGER
Eric F. Scharpf, Managing Partner of Cheswold Lane Asset Management, has co-managed the Fund since its inception in 2006.

Matthew H Taylor, Partner of Cheswold Lane Asset Management, has co-managed the Fund since its inception in 2006.

PURCHASE OR SALE OF FUND SHARES
You may purchase shares directly from the Fund on any business day (normally any day the New York Stock Exchange is open by: (i) mail, (Cheswold Lane Funds, P.O. Box 2175, Milwaukee, WI 53201-2175): (ii) by telephone, except for your initial purchase, at 1-800- 771-4701;  or (iii) wire.  When you purchase shares directly from the Fund, you may also redeem Fund shares by mail, telephone or wire.  The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and on Good Friday. You may elect to have redemption proceeds sent to you by check (via regular mail or overnight courier), wire or electronic funds transfer.  Redemption requests received by the Transfer Agent in “good order” before the close of regular trading on the NYSE (usually 4:00 p.m., Eastern Time) on any Business Day will be processed at that day’s NAV.

The minimum initial purchase is $500,000.  The minimum for subsequent investments in the Fund is $1,000.  The account minimum is waived for employees of the Advisor, Trustees of the Board, and their families.  The Trust’s officers may, in their discretion, also waive or lower the account minimums:  (i) for customers of a financial intermediary or investment adviser if the aggregate investments of the financial intermediary or investment adviser meet the account minimum or are believed likely to meet the account minimum in the future, or (ii) in such other circumstances that are consistent with the best interests of existing shareholders .

- v -

The Fund may, in its discretion, redeem your Fund shares if, in the aggregate, the value of your Fund accounts falls below $250,000.  The Fund will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions.  The Fund will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.

For more information on purchasing and redeeming shares, please see the section titled “SHAREHOLDER INFORMATION” of the Fund’s prospectus.

TAX INFORMATION
The Fund expects to distribute any net investment income and any net realized capital gains. Distributions of income, which includes interest, dividends and net gains from foreign currency transactions are paid semi-annually (typically end of June and December).  Net short-term capital gains and net long-term capital gains (the excess of net long-term capital gains less over net short-term capital losses), if any, are paid annually (typically December).  The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through an IRA, 401(k) or other tax-advantaged investment plan.

- vi -

Risk/Return Summary

What is the Fund’s Investment Objective?
The Cheswold Lane International High Dividend Fund (the “Fund”) seeks long-term growth of capital and income.

What are the Fund’s Principal Investment Strategies?
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes (the “80% policy”), in dividend paying equity securities (including common, convertible and preferred stocks) of companies located in developed markets outside of the United States.  The Fund considers foreign developed markets to consist of those countries that are represented in the Morgan Stanley Capital International, Inc. EAFE® Index (the “MSCI EAFE Index”).  The MSCI EAFE Index is currently comprised of 21 country indices, representing developed markets outside of the U.S. and Canada in Europe, Australasia and the Far East.  The Fund intends to diversify its investments across different countries and regions.  The percentage of the Fund’s assets invested in particular countries or regions will change from time to time based on the judgment of the Fund’s investment advisor, Cheswold Lane Asset Management, LLC (the “Advisor”).

The Fund invests in a diversified portfolio of medium-to-large, well-established companies based on the standards of the applicable country’s stock market.  The Fund generally invests in companies with market capitalizations in excess of U.S. $1.5 billion.  Typically, the Fund’s portfolio includes approximately 45 to 60 issuers.

The Advisor follows a value style of investing.  The Advisor believes that a portfolio of stocks with high dividend yields and low valuations will deliver superior risk-adjusted returns over time.  Under normal circumstances, the Advisor anticipates that the Fund will have a dividend yield above the median dividend yield of the MSCI EAFE Index.  Additionally, the Advisor’s investment strategy seeks to construct a portfolio of foreign stocks that have the potential to increase their dividends over time.

When selecting investments for the Fund, the Advisor first uses the following quantitative characteristics to highlight attractive stocks for fundamental research:

•	Dividend yield;
•	Enterprise value to cash flow ratio;
•	Return on invested capital;
•	Price to earnings ratio;
•	Dividend growth rate; and
•	Balance sheet strength.

The Advisor then performs bottom-up, fundamental research to make investment decisions for the Fund. Some of the factors that the Advisor considers in this process include:

•	Long-term revenue, earnings and dividend growth prospects;
•	Industry and company market trends;
•	Competitive landscape;
•	Research and development productivity and new product innovation;
•	Quality of management; and
•	Capital intensity.

1

Generally, a security may be sold:

•	when the security reaches its target price based on the Advisor’s fundamental valuation approach;
•	when the Advisor concludes that a company’s business or an industry’s fundamentals are weakening relative to the Advisor’s expectations; or
•	when the Advisor determines that there are other more attractive investment opportunities.

What are the Principal Risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money that you invest.  Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the stocks in the Fund’s portfolio.  Because the Fund invests in foreign stocks, it is affected by risks not typically associated with U.S. stocks.  These risks include political and economic instability and different accounting and regulatory standards, as well as reduced liquidity and transparency compared to U.S. markets.  In addition, the Fund is subject to the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.  Currency exchange rates may fluctuate significantly over short periods of time, causing (along with other factors) the Fund’s net asset value to fluctuate, which, in turn, may cause the value of the Fund’s shares to go up or down.

The Fund’s investments in medium capitalization companies may also increase the volatility of its portfolio because such companies often have narrower markets and limited managerial and financial resources compared to those of larger, more established companies.

The Fund’s investment strategies may prevent or limit investments in foreign stocks that are included in the MSCI EAFE Index.  Thus, the Fund’s returns will not necessarily be similar to, or track, the returns of the MSCI EAFE Index.  The investments selected by the Advisor, based on its investment style, may also underperform the MSCI EAFE Index or other funds with similar investment objectives and strategies.

For more information about the risks associated with the Fund, see “More Information on the Risks of Investing in the Fund,” below.

Who Should Invest in the Fund?
The Fund may be an appropriate investment if you:

•	Have long-term financial goals;
•	Are seeking total return, including dividend income and capital appreciation;
•	Are seeking a diversified portfolio which includes foreign, dividend paying stocks; and
•	Are willing to accept increased volatility and currency fluctuations associated with investments in foreign stocks.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions.   In such circumstances, the Fund may not achieve its investment objective.

More Information about the Fund’s Strategies and Investments

The Fund’s investment objective is non-fundamental, which means that it may be changed by the Fund’s Board of Trustees (the “Board”) without shareholder approval.  If the Fund’s investment objective were changed, the Fund would notify shareholders before the change became effective.  There is no guarantee that the Fund will be able to achieve its investment objective.  The Board may also change the Fund’s 80% policy on 60 days’ prior written notice to the Fund’s shareholders.

2

Other Non-Principal Strategies.  In addition to the principal strategies previously described, the following are other, non-principal strategies that the Fund may use:

Investment Company Securities
Such securities may include registered or unregistered funds or exchange-traded funds that track the performance of specific industry sectors or broad market indexes of a particular country or region by investing in securities that comprise such sectors or indexes.  The Fund may not invest more than 10% of its total assets in registered investment companies, including no more than 5% of its total assets in any one registered investment company.

Options on Securities, Securities Indices and Foreign Currencies
A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period.  In order to earn additional income for the Fund, the Fund may write (sell) covered call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest.  The Fund may also, to the extent consistent with its investment policies, purchase options on foreign currencies.  The Fund will only write options that are “covered,” meaning that the Fund will hold the underlying security or will designate cash or liquid securities sufficient to cover its obligations under the option and will value such “covered” assets on a daily basis.  Options written by the Fund may be traded on either U.S. or foreign exchanges or over-the-counter.

Futures Contracts and Options on Futures Contracts
Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price.  An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time.  A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices.  The Fund may engage in futures transactions on both U.S. and foreign exchanges.

Futures Contracts and Options on Futures Contracts (cont’d)
The Fund may purchase and sell futures contracts in order to hedge against changes in foreign securities prices or currency exchange rates, or to otherwise manage its diversification across various countries or industries.  The Fund may write (sell) covered call options on futures contracts involving any security in which the Fund may invest or on any securities index consisting of securities in which it may invest.  The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.  The Fund will only write options that are “covered,” meaning that the Fund will hold the underlying security or will designate cash or liquid securities sufficient to cover its obligations under the option and will value such “covered” assets on a daily basis.

Preferred Stock, Warrants and Rights
The Fund may invest in preferred stock (including convertible preferred stock), warrants and rights.  Preferred stocks are securities that represent an equity ownership interest in the issuer and typically provide the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners.  Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

3

Convertible preferred stocks are securities that are convertible into common stock.  Convertible stocks generally offer dividend yields lower than non-convertible securities of similar quality.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right.  The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Foreign Currency Transactions
The Fund may purchase or sell foreign currencies on a cash basis or through forward contracts.  A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.  The Fund may engage in foreign currency transactions for hedging purposes (that is, to seek to protect against anticipated changes in future foreign currency exchange rates).  In addition, the Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposure.

Temporary Investments
To meet redemption requests or when waiting to invest cash, the Fund may invest in high-quality, short-term instruments, including U.S. or foreign government securities, commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements.  The Fund may also temporarily invest up to 100% of its assets in cash or cash equivalents in response to adverse market, economic or political conditions.  To the extent that the Fund holds these investments, the Fund may be unable to achieve its investment objective.

Representative Countries.  The Fund may purchase securities in any foreign country; however, the Fund typically invests in: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.  While this is a representative list, the Fund may also invest in other countries.

Disclosure of Portfolio Holdings Information.  A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).  A complete list of the Fund’s portfolio holdings as of each calendar quarter-end is available on the Fund’s website at www.cheswoldlanefunds.com no earlier than 30 days after a calendar quarter-end  The Fund will also list its top 10 holdings as of each calendar month-end on the Fund’s website no earlier than 10 days after a calendar month-end.  Portfolio holdings information posted on the Fund’s website may be separately provided to any person commencing the day after it is first published on the Fund’s website.

4

More Information on the Risks of Investing in the Fund

An investor should carefully evaluate the Fund’s risks before investing.  Because of the nature of the Fund, it should be considered a long-term investment that typically provides the best results when held for a number of years.  The Fund is not a complete, balanced investment plan.  Like other mutual funds, it cannot guarantee that it will achieve its investment objective.  In addition to the Fund’s previously described principal risks, it is also subject to other, non-principal risks which are described below.  Please see the Fund’s SAI for further discussion of these risks and other risks not discussed here.

Currency Risk
The market in forward foreign currency exchange contracts and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange.  Such contracts are subject to the risk that the counterparty to the contract will default on its obligations.  Because these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Derivatives Risk
Loss may result from the Fund’s investments in options, futures and other derivative instruments.  These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.  The writing (selling) of options is a highly specialized activity that involves special investment risks.  The successful use of options depends in part on the ability of the Advisor to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets.  If the Advisor is incorrect in its expectation of changes in market prices or its estimation of the correlation between, on the one hand, the instruments or indices on which options are written and purchased and, on the other, the instruments in the Fund’s investment portfolio, the Fund may experience losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs.  Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

In addition, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.  Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value.  Futures contracts and options on futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.  Moreover, foreign exchanges may not provide the same protections as U.S. exchanges.

Liquidity Risk
Liquidity risk is the risk that investments cannot be readily sold within seven days at approximately the price at which they have been valued.  The Fund will not invest more than 15% of its net assets in illiquid securities.

Management of the Fund

The Fund is managed by Cheswold Lane Asset Management, LLC.  The Advisor was organized in 2006 and is located at 100 Front Street, Suite 960, West Conshohocken, Pennsylvania 19428.  Under the supervision of the Board, the Advisor makes investment decisions for the Fund.  For its services to the Fund, the Advisor is entitled to receive an annual fee of 0.90% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive all or a portion of its management fees and/or reimburse expenses at least through April 30, 2011 in order to keep the Fund’s net annual fund operating expenses (excluding any taxes, interest, brokerage commissions and other costs relating to portfolio securities transactions and other extraordinary expenses) from exceeding 1.15% of its average daily net assets.  After expense waivers, the management fees paid to the Advisor for the fiscal years ended December 31, 2008 and December 31, 2009, was equal to 0.49% and 0.XX%, respectively, of the Fund’s average daily net assets.

5

A discussion regarding the basis for the Board’s initial approval of the investment advisory agreement is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2006 and a discussion regarding the basis for the Board’s most recent approval of the investment advisory agreement is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2009.

Portfolio Managers
Eric F. Scharpf and Matthew H. Taylor have day-to-day responsibility for making investment decisions for the Fund.

Eric F. Scharpf, a co-founder of the Advisor, is a portfolio manager of the Fund.  Prior to co-founding the Advisor in 2006, Mr. Scharpf had been a Partner and Senior Portfolio Manager at Chartwell Investment Partners (“Chartwell”) from 2004 to 2005.  At Chartwell, he managed U.S. and international large cap value equity portfolios.  From 1997 to 2003, Mr. Scharpf was a portfolio manager and research analyst for Miller Anderson & Sherrerd (“Miller Anderson & Sherrerd”), an institutional asset management division of Morgan Stanley & Co.  He was a member of the portfolio management team that managed over $12 billion in large cap equity portfolios, including the Morgan Stanley Institutional Value Trust, Morgan Stanley Institutional Equity Fund and Morgan Stanley Dividend Growth Fund.  Mr. Scharpf earned a bachelor’s degree in finance from the University of Notre Dame and received an MBA from The Wharton School at the University of Pennsylvania.

Matthew H. Taylor, a co-founder of the Advisor, is a portfolio manager of the Fund.  Prior to co-founding the Advisor in 2006, Mr. Taylor had been a Partner and Portfolio Manager at Chartwell from 2004 to 2006.  At Chartwell, he managed U.S. large cap value equity products.  He was also co-portfolio manager of the Chartwell Dividend and Income Fund, a closed-end fund.  Before joining Chartwell, Mr. Taylor worked for Miller Anderson & Sherrerd as a portfolio manager and research analyst from 2000 to 2003.  He was a member of the portfolio management team of the Morgan Stanley Dividend Growth Fund, as well as an analyst on the Morgan Stanley Institutional Value Trust.  Mr. Taylor earned a bachelor’s degree in economics from Swarthmore College and received an MBA from The Wharton School at the University of Pennsylvania.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund shares.

Shareholder Information

Pricing of Fund Shares
The price of the Fund’s shares is based on its net asset value (“NAV”).  The Fund’s NAV per share equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.  Shares are priced as of the close of regular trading on the New York Stock Exchange (the “NYSE”), which is usually 4:00 p.m., Eastern Time, on each day that the NYSE is open (a “Business Day”).  The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and on Good Friday.

6

How to Buy Fund Shares
Account Minimums.  The minimum initial investment for the Fund is $500,000.  The minimum for subsequent investments in the Fund is $1,000.  For purposes of satisfying the investment minimum, the Fund will aggregate all of the Fund accounts held by a shareholder or household.  The account minimum is waived for employees of the Advisor, Trustees of the Board, and their families.  The Trust’s officers may, in their discretion, also waive or lower the account minimums:  (i) for customers of a financial intermediary or investment adviser if the aggregate investments of the financial intermediary or investment adviser meet the account minimum or are believed likely to meet the account minimum in the future, or (ii) in such other circumstances that are consistent with the best interests of existing shareholders.

The Fund may, in its discretion, redeem your Fund shares if, in the aggregate, the value of your Fund accounts falls below $250,000.  The Fund will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions.  The Fund will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.

Methods of Buying Shares.  You may purchase shares directly from the Fund by following one of the steps below:

By Mail	•	Complete and sign the account application or an IRA application. If you do not complete the application properly, your purchase may be delayed or rejected.

	•	Make your check payable to “Cheswold Lane Funds.” The Fund does not accept cash, money orders, third party checks, travelers checks, credit cards, credit card checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk.

	•	Make your check payable to “Cheswold Lane Funds.” The Fund does not accept cash, money orders, third party checks, travelers checks, credit cards, credit card checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk

	•	For IRA accounts, please specify the year for which the contribution is made.

	•	Mail your application and check to: Cheswold Lane Funds P.O. Box 2175 Milwaukee, WI 53201-2175

	•	By overnight courier, send to: Cheswold Lane Funds 803 West Michigan Street Milwaukee, WI 53233-2301

By Telephone	You may not make your initial purchase by telephone.

By Wire	•	To purchase shares by wire, UMB Fund Services, Inc. (the “Transfer Agent”) must have received a completed application and issued an account number to you. Call 1-800-771-4701 for instructions prior to wiring the funds.

•	Send your investment to UMB Bank, n.a. with these instructions:
UMB Bank, n.a.
ABA# 101000695
For Credit to the Cheswold Lane Funds
A/C# 9871418316
For further credit to: Cheswold Lane International High Dividend Fund; investor account number; name(s) of investor(s); SSN or TIN.

7

To Add to an Account:  To add to an account, you may follow any one of the following steps:

By Mail	•	Complete the investment slip that is included in your account statement and write your account number on your check.

	•	If you no longer have your investment slip, please reference your name, account number and address on your check, and the Fund’s name.

	•	Make your check payable to “Cheswold Lane Funds.”

	•	Mail your application and check to: Cheswold Lane Funds P.O. Box 2175 Milwaukee, WI 53201-2175

	•	By overnight courier, send to: Cheswold Lane Funds 803 West Michigan Street Milwaukee, WI 53233-2301

By Telephone	•	You automatically have the privilege to purchase additional shares by telephone unless you have declined this service on your account application. You may call 1-800-771-4701 to purchase shares in an existing account.

	•	Investments made by electronic funds transfer must be in amounts of at least $1,000 and not greater than $100,000.

By Wire	Send your investment to UMB Bank, n.a. with these instructions:

UMB Bank, n.a.
ABA# 101000695
For Credit to the Cheswold Lane Funds
A/C# 9871418316
For further credit to: Cheswold Lane International High Dividend Fund; investor account number; name(s) of investor(s); SSN or TIN.

Timing of Request to Buy Shares.  You may purchase the Fund’s shares at their offering price, which is the NAV next determined after your purchase request is received in good order.  All requests received in good order by the Transfer Agent before the close of regular trading on the NYSE, which is usually 4:00 p.m., Eastern Time, on a Business Day will be executed on that same day.  Requests received after the close of regular trading on the NYSE on a Business Day will be processed the next Business Day at the next Business Day’s NAV.  A purchase request is in “good order” if it includes a completed account application and the dollar amount of shares to be purchased.  If you are paying with federal funds (wire), your order will be considered received when the Fund or its agent receives the federal funds.

The Fund, the Advisor and the Transfer Agent reserve the right to reject any purchase request for any reason.  The Fund may accept orders to purchase Fund shares in-kind with securities, rather than with cash, when the offered securities are consistent with the Fund’s investment objectives and policies.  Acceptance of such purchases will be at the Advisor’s discretion, and will be valued in the same manner that the Fund uses to calculate its NAV.

Customer Identification.  Mutual funds, including the Fund, must obtain and verify information that identifies investors opening new accounts.  If the Fund is unable to collect the required information, the Fund or its agents may not be able to open a Fund account.  Investors must provide their full name, residential or business address, social security or tax identification number and date of birth (as  applicable).  Entities such as trusts, estates, corporations and partnerships must provide other identifying information.  The Fund or its agents may share identifying information with third parties for the purpose of verification.  If the Fund or its agents cannot verify identifying information after opening an account, the Fund reserves the right to close the account.  The Fund may not be sold to investors residing outside the U.S. and its territories, except upon evidence of compliance with the laws of the applicable foreign jurisdictions.

8

Automatic Investment Plan (“AIP”).  To make regular investing more convenient, you can open an AIP with an initial investment of $500,000 and a minimum of $1,000 per transaction after you start your plan.  Purchases made pursuant to an AIP may not exceed $50,000 per transaction.  You tell the Fund how much to invest for you every month or quarter.  On the day you select (you may choose the 5th, 10th, 15th, 20th, or 25th of the month), that amount is automatically transferred from your bank account.  There is no fee for this service, but if there is not enough money in your bank account to cover the withdrawal you will be charged $20, your purchase will be cancelled, your AIP will be terminated and you will be responsible for any resulting losses to the Fund.  Your AIP will also be terminated in the event two successive mailings to you are returned by the U.S. Post Office as undeliverable.  If this occurs, you must call or write to reinstate your AIP.  You can terminate your AIP at any time by calling the Fund at least five business days before your next scheduled withdrawal date.  To implement an AIP, please fill out the appropriate area of your application, or call 1-800-771-4701 for assistance.

How to Sell Fund Shares
When you purchase shares directly through the Fund, you may sell the shares by any one of the methods described below.  You may elect to have redemption proceeds sent to you by check (via regular mail or overnight courier), wire or electronic funds transfer.  If you elect to have your redemption check sent by overnight courier to the address of record for your account, a $15 fee will be deducted from your redemption proceeds ($20 for Saturday delivery).  If you elect to have your redemption proceeds sent by wire to a previously designated bank account, a $15 fee will be deducted from your redemption proceeds.

The Fund normally pays redemption proceeds within two Business Days, but may take up to seven Business Days.  If you are selling shares you recently paid for by check, the Fund will send you your redemption proceeds when your check has cleared, which may take up to 15 days.  Although the Fund may delay payment on your redeemed shares under such circumstances, they will be redeemed at the NAV next determined after your redemption request is received by the Transfer Agent in good order.  If the Federal Reserve Bank is closed on a day that redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional Business Day.

By Mail	•	Send a letter of instruction that includes your account number, the Fund’s name, the dollar value or number of shares you want to redeem, and how and where to send the proceeds.

	•	Sign the request exactly as the shares are registered. All account owners must sign.

	•	Include a Medallion signature guarantee, if necessary (see below).

	•	Send your request to:
		Regular Mail Cheswold Lane Funds P.O. Box 2175 Milwaukee, WI 53201-2175	Overnight Courier Cheswold Lane Funds 803 West Michigan Street Milwaukee, WI 53233-2301

By Telephone	•	You automatically have the privilege to redeem shares by telephone unless you have declined this option on your account application. See “Telephone Transactions” below for information about possible limitations on telephone redemptions.

	•	Call 1-800-771-4701, between 7:00 a.m. and 7:00 p.m., Central Time. You may redeem as little as $1,000, but no more than $50,000.

9

Timing of Request to Sell Shares.  Redemption requests received by the Transfer Agent in “good order” before the close of regular trading on the NYSE (usually 4:00 p.m., Eastern Time) on any Business Day will be processed at that day’s NAV.  “Good order” means that all shares are paid for, and that you have included all required documentation along with any required Medallion signature guarantees.

Please note that the Fund may require additional documents for redemptions by corporations, executors, administrators, trustees, guardians or other fiduciaries.  If you have any questions about how to redeem shares, or to determine if a Medallion signature guarantee or other documentation is required, please call 1-800-771-4701.

Redemption Fee.  Shares of the Fund sold within 90 days of purchase will be assessed a redemption fee of 2.00%.  This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.  The redemption fee will not apply to shares acquired through the reinvestment of distributions.  The redemption fee will also not apply to employer-sponsored retirement plans such as 401(k) plans, or to other accounts to which the application of the redemption fee is not technologically feasible, such as certain omnibus accounts maintained by a financial intermediary; it will, however, apply to custody, trust or other fiduciary accounts held directly by the Fund through the Transfer Agent.  The redemption fee is deducted from the proceeds of the redemption and is paid directly to the Fund.  If you bought shares in the Fund on different days, the shares held the longest will be redeemed first for purposes of determining whether the redemption fee applies (i.e., “first-in, first-out”).

The Trust reserves the right to modify or eliminate the redemption fee at any time and will give 60 days’ prior written notice of any material changes to such policy, unless otherwise allowed by law.  The redemption fee policy may be modified or amended in the future to reflect, among other factors, regulatory requirements mandated by the SEC.

Systematic Withdrawal Plan (“SWP”).  You can have shares automatically redeemed from your account on a regular basis by using a SWP.  You may take systematic withdrawals of between $1,000 and $50,000 on a monthly or quarterly basis, on the 5th, 10th, 15th, 20th, or 25th of the month.  The proceeds of a withdrawal can be sent by check to your address of record, or sent by electronic transfer to your bank.  If you want to implement a SWP, please fill out the appropriate area of your application or call 1-800-771-4701 for assistance.

Telephone Transactions.  In times of drastic economic or market conditions, you may have difficulty redeeming shares by telephone.  The Fund reserves the right to temporarily discontinue or limit the telephone purchase or redemption privileges at any time during such periods.  The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so.  The Fund uses procedures reasonably designed to confirm that telephone redemption instructions are genuine.  These may include recording telephone transactions, testing the identity of the caller by asking for account information and sending prompt written confirmations.  The Fund may implement other procedures from time to time.  If these procedures are followed, the Fund and its service providers will not be liable for any losses due to unauthorized or fraudulent instructions.

Medallion Signature Guarantees.  The Fund will require the Medallion signature guarantee of each account owner in the following situations: (1) to change ownership on your account; (2) to send redemption proceeds to a different address than is currently on the account; (3) to have the proceeds paid to someone other than the account’s owner; (4) to transmit redemption proceeds by federal funds wire or automated clearinghouse to a bank other than your bank of record; (5) to add telephone privileges; (6) to change the name on your account due to marriage or divorce; (7) to transfer your Fund IRA to another fund family (on the IRA transfer form); (8) if a change of address request has been received by the Transfer Agent within the last 60 days; or (9) if your redemption is for $50,000 or more.

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A Medallion signature guarantee request may not be sent by facsimile.  The Fund requires Medallion signature guarantees to protect both you and the Fund from possible fraudulent requests concerning shareholder accounts.  You can obtain a Medallion signature guarantee from most broker-dealers, national or state banks, credit unions, federal savings and loan associations or other eligible institutions.  A notary public is not an acceptable signature guarantor.  Medallion signature guarantee requirements also apply to certain transactions on accounts involving executors, administrators, trustees or guardians.  To determine if a Medallion signature guarantee is required, please call 1-800-771-4701.

Valuation of Portfolio Securities and Use of Fair Value Pricing
The Fund values its investments for which market quotations are readily available at market value.  Investments in other registered mutual funds, if any, are valued based on the NAV of those mutual funds, which may use fair value pricing as discussed in their prospectuses. The Fund values short-term investments that will mature within 60 days at amortized cost, which approximates market value.  The Fund values all other investments and assets at their fair value.

The Fund translates prices for its investments that are quoted in foreign currencies into U.S. dollars at current exchange rates.  As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund’s NAV, which is calculated as of the close of regular trading on the NYSE.  Because foreign markets may be open at different times than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell them.  If reported prices with respect to the Fund’s foreign investments are believed by the Advisor to be stale or unreliable based upon certain triggering factors set forth in the pricing procedures approved by the Board, these investments will be valued at their fair value using a quantitative methodology.  In addition, if, in the opinion of the Advisor, significant events materially affecting the values of the Fund’s foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, or if the values provided by the Advisor’s quantitative methodology are deemed by the Advisor to not reflect fair value, such foreign investments will be priced at fair value as determined in good faith by the Advisor.  The Fund may rely on third-party pricing vendors to monitor for events that may materially affect the values of the Fund’s foreign investments during the period between the close of foreign markets and the close of regular trading on the NYSE.

The use of fair value pricing by the Fund may cause the NAV of its shares to differ from the NAV that would be calculated by using closing market prices.  Due to the subjective nature of fair value pricing, the Fund’s value for a particular security may be different from the last quoted market price.

Frequent Trading of Fund Shares
The Fund is intended for long-term investors.  The Fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the foreign securities markets.  Frequent trading of Fund shares may lead to increased transaction costs to the Fund, less efficient management of the Fund’s portfolio (by disrupting portfolio investment strategies) and taxable gains to the remaining shareholders, resulting in dilution of the value of the shares held by long-term shareholders.  Accordingly, the Fund or the Advisor will reject purchases that they have determined could result in actual or potential harm to the Fund.

The Fund may be subject to the risk of one form of frequent trading called time-zone arbitrage, where shareholders of the Fund seek to take advantage of time-zone differences between the close of foreign markets in which the Fund’s investments trade and the close of trading on the NYSE.  The Fund’s use of fair value pricing as described above is designed to help prevent this dilution to long-term shareholders that could result from time zone arbitrage.

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Because the Fund is designed for long-term shareholders, the Board has adopted policies and procedures that are designed to restrict frequent purchases and redemptions of the Fund’s shares.  The Fund will impose a 2.00% redemption fee on the total redemption amount (calculated at market value) if you sell your shares after holding them for 90 days or less.  The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading.

This redemption fee is intended to discourage short-term trading and the Fund will monitor the assessment of redemption fees against your account as part of its monitoring of frequent trading in Fund shares.  The redemption fee will not apply in the following circumstances: redemptions to pay distributions or loans from certain defined contribution plans; redemptions from certain omnibus accounts; redemptions in the event of shareholder death or post-purchase disability; redemptions made as part of a SWP; and transactions for a discretionary investment management client of the Advisor when the client has provided the Advisor with advance notice of a planned redemption and the Advisor retains discretion to effect the redemption on behalf of the client.

In addition to the redemption fee, the Board has adopted the following additional policies and procedures.  Any shareholder that is confirmed to have initiated four or more round trips (via purchases or redemptions), all equal to or greater than $10,000 in value within a 180-day period will receive a warning.  If subsequent activity of two or more round trips occurs within 180 days, the shareholder will not be permitted to purchase additional shares of the Fund.

There is no assurance that these policies and procedures will be effective in limiting frequent trading in all accounts.  For example, since the Fund may receive purchase and sale orders through financial intermediaries that use group or omnibus accounts on behalf of multiple beneficial shareholders, the Fund may not always detect frequent trading.  However, the Fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the Fund will enter into information sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts.  The Fund will use this information to attempt to identify abusive trading practices.  Financial intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies.  However, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a result, the Fund’s ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

The Fund reserves the right to refuse future purchases of shares of the Fund if you are deemed to be engaging in illegal activities (such as late trading) or in activities otherwise detrimental to the Fund (such as market timing).

Distributions and Taxes
Distributions.  The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.  As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to shareholders.  Distributions of income, which includes interest, dividends and net gains from foreign currency transactions are paid semi-annually.  Net short-term capital gains and net long-term capital gains (long-term capital gains less short-term capital losses), if any, are paid annually.  The amount of any distribution will vary, and there is no guarantee the Fund will distribute either its investment company taxable income or its net long-term capital gains.  The Fund automatically reinvests all distributions unless you indicate otherwise.

12

Annual Statements.  Every January, you will receive a statement that shows the tax status of distributions you received in the previous year.  Distributions declared in December but paid in January are taxable as if they were paid in December.  Mutual funds may reclassify income after your tax reporting statement is mailed to you.  Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders.  However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid “Buying A Distribution.”  If you invest in the Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s NAV by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax Considerations.  In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates.  This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of investment company taxable income are taxable to you as ordinary income unless the Fund designates any part of such distribution as attributable to qualified dividend income.  Fund distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.  Under current law, any distribution attributable to qualified dividend income will be eligible for taxation by individual shareholders at long-term capital gain rates provided such shareholders meet certain holding period requirements.

A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes.  If the Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.  Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice.  Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

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Financial Highlights

The financial highlights table describes the Fund’s financial performance for the period from June 29, 2006 (its commencement of operations) to December 31, 2006 and the fiscal years ended December 31, 2007, December 31, 2008, and December 31, 2009.  Certain information reflects financial results for a single Fund share.  The total return in the table represents the rate that an investor would have earned on an investment in the Fund for the stated period (assuming reinvestment of all dividends and distributions).  The information has been audited by XX, the independent registered public accounting firm of the Fund, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request .

		For the Year Ended 12/31/09	For the Year Ended 12/31/08	For the Year Ended 12/31/07	6/29/06* to 12/31/06

Net asset value, beginning of period	$	XX	$18.91	$17.60	$15.00

Income From Investment Operations:
Net investment income		XX	0.41	0.57	0.09
Net realized and unrealized gain/(loss) on
investments and foreign currency transactions		XX	(9.28)	1.81	2.71
Total from investment operations		XX	(8.87)	2.38	2.80

Less Distributions:
Dividends from net investment income		XX	(0.39)	(0.64)	(0.05)
Distribution from net realized gains		XX	(0.05)	(0.43)	(0.15)
Total distributions		XX	(0.44)	(1.07)	(0.20)

Net asset value, end of period	$	XX	$9.60	$18.91	$17.60

Total Return		XX	(47.58)%	13.57%	18.68%[1]

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$	XX	$20,393	$39,435	$25,828
Ratio of expenses to average net assets:
Net of waivers and reimbursements		XX	1.15%	1.15%	1.15%[2]
Before waivers and reimbursements		XX	1.56%	1.56%	2.16%[2]

Ratio of net investment income to average net assets:
Net of waivers and reimbursements		XX	2.80%	3.18%	1.07%[2]
Before waivers and reimbursements		XX	2.39%	2.77%	0.06%[2]

Portfolio turnover rate		XX	60.12%	38.49%	16.18%[1]
__________________________________

*  Commencement of operations.

(1)           Not annualized.

(2)           Annualized.

14

INVESTMENT ADVISOR
Cheswold Lane Asset Management, LLC
West Conshohocken, Pennsylvania

Distributor
UMB Distribution Services, LLC
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
XXX

Administrator, Transfer Agent
And Fund Accountant
UMB Fund Services, Inc.
Milwaukee, Wisconsin

Custodian
UMB Bank, n.a.
Kansas City, Missouri

Additional Information

If you want more information about the Fund, the following documents are available free, upon request:

Shareholder Reports
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  The Fund’s annual report to shareholders includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information
The SAI provides more information about the Fund and is legally part of this Prospectus (i.e., it is incorporated by reference).

How to Obtain Documents
You may obtain the SAI and the Fund’s annual and semi-annual reports free of charge, request other information about the Fund and make general inquiries by calling, toll-free, 1-800-771-4701.  The  SAI and the annual and semi-annual reports are also available, free of charge, on the Fund’s website at www.cheswoldlanefunds.com.

You may also review and copy information about the Fund, including shareholder reports and the SAI, at the SEC’s Public Reference Room in Washington, D.C.  You may obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-202-942-8090.  You may obtain copies of reports and other information about the Fund, upon payment of a fee, by electronic request at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102; or for free from the EDGAR Database on the SEC’s website at www.sec.gov.

Fund Symbol	CUSIP	NASDAQ
Institutional Shares	166684100	CLIDX

The Investment Company Act File Number of Cheswold Lane Funds is 811-21891.

CHESWOLD LANE FUNDS
Cheswold Lane International High Dividend Fund (CLIDX)

Statement of Additional Information
April 30, 2010

803 W. Michigan Street
Milwaukee, WI 53233
1-800-771-4701
www.cheswoldlanefunds.com

This Statement of Additional Information (“SAI”) describes shares of the Cheswold Lane International High Dividend Fund (the “Fund”), which is a series of the Cheswold Lane Funds (the “Trust”).  Currently, the Fund offers only Institutional Shares.  The Fund’s investment advisor is Cheswold Lane Asset Management, LLC (the “Advisor”).

This SAI supplements the information contained in the Fund’s current Prospectus dated April 30, 2010 (the “Prospectus”), as it may be amended from time to time.  This SAI should be read in conjunction with the Prospectus.  This SAI is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectus.  A Prospectus may be obtained by writing or calling the Fund at the address or phone number listed above.  The Fund’s audited financial statements for the fiscal year ended December 31, 2009 are incorporated herein by reference to the Fund’s 2009 annual report to shareholders.  The annual report is available by request, without charge, by calling 1-800-771-4701.

ORGANIZATION AND CLASSIFICATION

Organization
The Trust was organized as a Delaware statutory trust on April 12, 2006.

Classification
The Trust is an open-end management investment company.  The Fund’s portfolio of assets is “diversified” as defined by the Investment Company Act of 1940, as amended (“1940 Act”).

INVESTMENT RESTRICTIONS AND POLICIES

Investment Objective
There can be no assurance that the Fund will achieve its investment objective.  The Fund’s investment objective and policies, and their associated risks, are discussed in the Fund’s Prospectus, which should be read carefully before an investment is made.  All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval.  Additional information about the Fund and its policies is provided below.

Fundamental Investment Restrictions
The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund.  The Fund’s investment objective and all other investment policies or practices of the Fund are considered by the Trust not to be fundamental and, accordingly, may be changed without shareholder approval.  For purposes of the 1940 Act, a “majority of the outstanding voting securities” means the lesser of the vote of:  (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the shares of the Fund.

The Fund may not:

(1)	borrow money or issue senior securities, except as the 1940 Act, any rules or orders thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof, may permit;

(2)
underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”);

(3)
purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;

(4)
make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, and loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests;

(5)
make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rules or orders thereunder, or SEC staff interpretation thereof) of its total assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies); and

1

(6)
purchase or sell commodities as defined in the Commodity Exchange Act, as amended (the “Commodity Exchange Act”), and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Non-Fundamental Investment Restrictions
In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Fund’s Board of Trustees (the “Board”) without shareholder approval.

(1)
The Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment;

(2)
The Fund may borrow up to 5% of its total assets for temporary purposes and may also borrow from banks, provided that if borrowings exceed 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund’s other assets.  The effect of this provision is to allow the Fund to borrow from banks amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing); and

(3)
To avoid concentration of investments, the Fund may not invest more than 25% of its total assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

Portfolio Turnover
The Fund is generally expected to have a portfolio turnover rate below 100%.  Portfolio trading will be undertaken principally to accomplish the Fund’s investment objective, however.  The Fund is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986, as amended (the “Code”) and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the Fund’s investment objective.  Therefore, the Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover.

The portfolio turnover rate identifies the amount of trading activity in the Fund’s portfolio.  A turnover rate of 100% would occur, for example, if all of the Fund’s investments held at the beginning of a year were replaced by the end of the year, or if a single investment was frequently traded.  The portfolio turnover rate also may be affected by cash requirements from purchases and redemptions of the Fund’s shares.  A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

2

INVESTMENT STRATEGIES AND RISKS

The following information relates to and supplements the description of the Fund’s investment strategies and risks that are contained in the Prospectus.

Bank Obligations
The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks.  Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Commercial Paper and Other Short-Term Corporate Obligations
The Fund may invest in commercial paper and other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.  Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

Convertible Securities
The Fund may invest in convertible preferred securities.  Convertible preferred securities may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.  A convertible preferred security entitles the holder to receive a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Convertible securities have unique investment characteristics, in that they generally:  (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.  If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.  Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

In evaluating a convertible security, the Advisor will give primary emphasis to the attractiveness of the underlying common stock.

Futures Contracts and Options on Futures Contracts
The Fund may purchase and sell futures contracts and may also write call options on futures contracts.  The Fund may purchase and sell futures contracts based on various securities, securities indices, foreign currencies and other financial instruments and indices.  The Fund may engage in futures and related options transactions in order to seek to hedge against changes in securities prices, currency exchange rates, or to otherwise manage its sector selection in accordance with its investment objectives and policies.  The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.  The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, the Fund is not subject to registration or regulation as a pool operator under that Act.

Futures contracts entered into by the Fund may be traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the “CFTC”) or on foreign exchanges.  Neither the CFTC, the National Futures Association (the “NFA”), the SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law.  This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market.  Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.  For these reasons, the Fund’s investments in foreign futures or foreign options transactions may not provide the same protections as transactions on U.S. exchanges.  In particular, persons who trade foreign futures or foreign options contracts may not be afforded the same protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange.  Similarly, these persons may not have the protection of the U.S. securities laws.

3

When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts.  When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better prices than might later be available in the market when it effects anticipated purchases.  Similarly, the Fund can purchase and sell futures contracts on a specified currency in order to seek to protect against changes in currency exchange rates.  For example, the Fund can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that it has acquired or expects to acquire.  As another example, the Fund may enter into futures transactions to seek a closer correlation between its overall currency exposures and the currency exposures of its performance benchmark.

Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions, which may result in a profit or a loss.  While the Fund will usually liquidate futures contracts on securities or currency in this manner, the Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so.  A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

The Fund may use futures contracts as a hedge in seeking to establish with more certainty the effective price, rate of return or currency exchange rate on portfolio securities or securities that the Fund owns or proposes to acquire.  For example, the Fund may seek to hedge against an anticipated decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund’s portfolio securities by taking a “short” position in the futures market by selling futures contracts. Similarly, the Fund may sell futures contracts on a currency in which its portfolio securities are quoted or denominated, or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency.

On other occasions, the Fund may take a “long” position by purchasing such futures contracts. This may be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Written Call Options on Futures Contracts.  The Fund may write call options on futures contracts.  The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets.  By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price.  Thus, the “loss” (i.e., the forgone appreciation of the amount by which the value of the futures contract exceeds the exercise price) incurred by the Fund in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.  The Fund will incur transaction costs in connection with the writing of call options on futures.

4

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument.  There is no guarantee that such closing transactions can be effected.  The Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.  Call options on futures contracts written by the Fund will be “covered,” meaning that the Fund will own the futures contract on which the call option is written.

Other Considerations.  The Fund will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.  Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require the Fund to designate cash or liquid assets in an amount equal to the underlying value of such contracts and options and adjust the value of the designated assets to match changes in the obligations on a daily basis.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks.  Thus, unanticipated changes in securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

In addition, it is not possible for the Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors unrelated to currency fluctuations.  The profitability of the Fund’s trading in futures depends upon the ability of the Advisor to analyze correctly the futures markets.

Foreign Securities
The Fund will invest primarily in securities of foreign issuers.  Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers.  Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Advisor, to offer the potential for long-term income and growth of capital and the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S.

Investing in foreign securities involves certain special risks, including those discussed in the Fund’s Prospectus and those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers.  Investments in foreign securities usually involve currencies of foreign countries.  Accordingly, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.  To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk.

Currency exchange rates may fluctuate significantly over short periods of time.  They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective.  Currency exchange rates also can be affected unpredictably by intervention (or lack of intervention) by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.

Because foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company.  Foreign securities markets typically have lower volume and less liquidity than in the U.S. and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies.  The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-counter markets.  Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions.  There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the U.S., and the legal remedies for investors may be more limited than the remedies available in the U.S.

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Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Such delays in settlement could result in temporary periods when some of the Fund’s assets are uninvested and no return is earned on such assets.  The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in the Fund becoming liable to the purchaser.  In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, political or social instability, or diplomatic developments which could adversely affect the Fund’s investments in those countries.

The Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”).  ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank.  ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets.  EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

To the extent the Fund acquires Depositary Receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of, and be able to respond to, corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.  In addition, the lack of information may result in inefficiencies in the valuation of such instruments.  Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers.  The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted.  However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, the Fund may avoid currency risks during the settlement period for purchases and sales.

Investing in Emerging Countries.  The Fund may invest in emerging market countries but does not currently anticipate doing so.  The securities markets of emerging countries are typically less liquid and subject to greater price volatility, and typically have a smaller market capitalization, than the U.S. securities markets.  Issuers and securities markets in such countries are typically not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S.  Substantially less information may be publicly available about emerging country issuers than is available about issuers in the U.S.

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Transaction costs in emerging countries, including brokerage commissions or dealer mark-ups, may be higher than in the U.S. and other developed securities markets.  In addition, existing laws and regulations are often inconsistently applied.  As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations.  In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.  Foreign investment in the securities markets of certain emerging countries is also restricted or controlled to varying degrees.  These restrictions may limit the Fund’s investment in certain emerging countries and may increase the expenses of the Fund.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the U.S., Japan and most Western European countries.  Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets.  The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts for hedging purposes to seek to protect against anticipated changes in future foreign currency exchange rates.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the inter-bank market between currency traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement and no commissions are generally charged at any stage for trades.

At the maturity of a forward contract the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.  Closing transactions with respect to forward contracts are often, but not always, effected with the currency trader who is a party to the original forward contract.

The Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be.  By entering into a forward contract for the purchase or sale for a fixed amount of dollars of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the Fund’s portfolio securities quoted or denominated in such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures.  Using forward contracts to protect the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange, which the Fund can achieve at some future point in time.  The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Fund’s foreign assets.

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The Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency.  In addition, the Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark.

Unless otherwise covered in accordance with applicable regulations, cash or liquid assets of the Fund will be designated in an amount equal to the value of the Fund’s total assets committed to the consummation of forward foreign currency exchange contracts.  If the value of the designated assets declines, additional cash or liquid assets will be designated so that the value of the assets will equal the amount of the Fund’s commitments with respect to such contracts.

While the Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks.  Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions.  Moreover, there may be imperfect correlation between the Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund.  Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange.  Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations.  Because a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.  In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.  The Fund will not enter into forward foreign currency exchange contracts or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Advisor.  To the extent that a substantial portion of the Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Illiquid Securities
The Fund may invest up to 15% of its net assets in securities that may be considered illiquid.  Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund’s books.  Illiquid securities may include a wide variety of investments, such as:  (i) repurchase agreements maturing in more than seven days; (ii) over-the-counter option contracts and certain other derivatives; (iii) fixed time deposits that are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits); (iv) commercial paper maturing in more than seven days issued pursuant to Section 4(2) of the 1933 Act; and (v) securities whose disposition is restricted under U.S. federal securities laws.  Illiquid securities include restricted, privately placed securities that, under the U.S. federal securities laws, generally may be resold only to qualified institutional buyers.  If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board.  This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper.  The Board has delegated to the Advisor responsibility for monitoring the liquidity of restricted securities on a daily basis and making liquidity determinations.  Several factors that the Advisor considers in making these determinations include:  the valuation of a security; the availability of qualified institutional buyers, brokers and dealers that trade in the security; and the availability of information about the security’s issuer.

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Investment Company Securities
Under the 1940 Act, the Fund may invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies (including exchange-traded funds such as iShares®) but may neither invest more than 5% of its total assets in any one investment company nor acquire more than 3% of the voting securities of any other investment company.  The Fund may invest in shares of money market funds in excess of the foregoing limitations, subject to the conditions of Rule 12d1-1 under the 1940 Act.  To the extent the Fund invests in other investment companies, the Fund will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests in addition to the management fees (and other expenses) paid by the Fund to the Advisor.

Exchange-traded funds are shares of unaffiliated investment companies issuing shares that are traded like traditional equity securities on a national stock exchange, including the NASDAQ Stock Market (the “NASDAQ”).

The Fund may purchase shares of investment companies investing primarily in foreign securities, including “country funds.”  Country funds have portfolios consisting primarily of securities of issuers located in specified foreign countries or regions.  The Fund may, subject to the limitations stated above, invest in iShares® and similar securities that invest in securities included in specified indices, including the Morgan Stanley Capital International® indices for various countries and regions.  iShares® are listed on a stock exchange.  The market prices of iShares® are expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of iShares® on a stock exchange.  However, some iShares® have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares® for extended periods or over complete market cycles.  In addition, there is no assurance that the requirements of a stock exchange necessary to maintain the listing of iShares® will continue to be met or will remain unchanged.  In the event substantial market or other disruptions affecting iShares® should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.  If such disruptions were to occur, the Fund could be required to reconsider the use of iShares® as part of its investment strategy.

Options on Currency
The Fund may purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired.  The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to its position, the Fund may lose the entire amount of the premium plus related transaction costs.  Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter.  Over-the-counter options may be deemed to be illiquid.

Options on currency may also be used for cross-hedging purposes, which involves purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation.

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The Fund may purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are quoted or denominated.  The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period.  The Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.  In addition, if the sum of the premium paid and transaction costs exceeds the value of the currency at the exercise price, the Fund would realize a loss on the purchase of the call option.

The Fund may purchase put options in anticipation of a decline in the U.S. dollar value of a currency in which securities in its portfolio are quoted or denominated (“protective puts”).  The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period.  The purchase of protective puts is usually designed to offset or hedge against a decline in the dollar value of the Fund’s portfolio securities due to currency exchange rate fluctuations.  The Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option.  Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.

Special Risks Associated with Options on Currency. Although the Fund will generally purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time.  For some options no secondary market on an exchange may exist.

The Fund may purchase over-the-counter options to the extent consistent with its limitation on investments in illiquid securities.  Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased by the Fund.

The amount of the premiums that the Fund may pay may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Options on Securities and Securities Indices
The Fund may write (sell) covered call options on any securities in which it may invest.  A call option written by the Fund obligates it to sell specified securities to the holder of the option at a specified price if the option is exercised before the expiration date.  All call options written by the Fund will be covered, which means that the Fund will own the securities subject to the option as long as the option is outstanding or the Fund will use the other methods described below.

A call option is “covered” if the Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are designated) upon conversion or exchange of other instruments held by it.  A call option is also covered if the Fund holds a call on the same instrument as the option written where the exercise price of the option held is:  (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Fund designates liquid assets in the amount of the difference.

The Fund may also write (sell) covered call options on any securities index comprised of securities in which it may invest.  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities.  In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

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The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration which has been designated by the Fund) upon conversion or exchange of other securities in its portfolio.  The Fund also may cover call options on a securities index by designating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the underlying securities, the exercise price or by owning offsetting options as described above.

The Fund may terminate its obligations under an exchange traded call option by purchasing an option identical to the one it has written.  Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option.  Such purchases are referred to as “closing purchase transactions.”

Risks Associated with Options Transactions.  There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time.  If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund may sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options.  The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

Transactions by the Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facility or are held in one or more accounts or through one or more brokers.  An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The successful use of options for hedging purposes depends in part on the ability of the Advisor to manage future price fluctuations and the degree of correlation between the options and securities markets.  If the Advisor is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and the securities in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur.  The writing of options could increase the Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

11

Preferred Securities
The Fund may invest in preferred securities.  Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock.  Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation.  In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Repurchase Agreements
The Fund may enter into repurchase agreements with banks, brokers and securities dealers that furnish collateral consisting of domestic or foreign government securities at least equal in value or market price to the amount of their repurchase obligation.  A repurchase agreement is an arrangement under which the Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price.  Custody of the securities is maintained by the Fund’s custodian (or subcustodian).  The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase.

For purposes of the 1940 Act, and generally for tax purposes, a repurchase agreement is deemed to be a loan from the Fund to the seller of the securities.  For other purposes, it is not always clear whether a court would consider the security purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.  In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security.  Such a delay may involve loss of interest or a decline in price of the security.  If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.  The Fund seeks to help control these credit risks by only engaging in repurchase agreements with counterparties having strong credit ratings, which are monitored continually by the Advisor.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security.  However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.  Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice.  Such repurchase agreements will be regarded as liquid instruments.

Securities Lending
The Fund may lend portfolio securities.  Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers, and are required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government securities maintained on a current basis at an amount, marked to market daily, at least equal to the market value of the securities loaned.  Cash received as collateral for securities lending transactions may be invested in short-term investments.  Investing the collateral subjects it to market depreciation or appreciation, and the Fund is responsible for any loss that may result from its investment of the borrowed collateral.  The Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions.  For the duration of the loan, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive compensation from investment of the collateral.  The Fund will not have the right to vote any securities having voting rights during the existence of the loan, but the Fund will call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment.  As with other extensions of credit, there are risks of delay in recovering, or even loss of rights in, the collateral and loaned securities should the borrower of the securities fail financially.  However, the loans will be made only to firms deemed to be of good standing, and when the consideration that can be earned currently from securities loans of this type is deemed to justify the attendant risk.  In determining whether to lend securities to a particular borrower, and during the period of the loan, the creditworthiness of the borrower will be considered and monitored.  The value of securities loaned by the Fund may not exceed one-third of the value of the Fund’s total assets (including the loan collateral).  Loan collateral (including any investment of the collateral) is not subject to the percentage limitations stated elsewhere in this SAI or the Prospectus regarding investing in fixed-income securities and cash equivalents.

12

Warrants and Stock Purchase Rights
The Fund may invest in warrants or rights (in addition to those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time.  The Fund will invest in warrants and rights only if such equity securities are deemed appropriate by the Advisor for investment by the Fund.  Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. Government Securities
The Fund may invest in securities of the U.S. Government, its agencies, instrumentalities and sponsored enterprises.  Some U.S. Government securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States  Others, such as obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises, are supported either by:  (i) the right of the issuer to borrow from the U.S. Treasury; (ii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer; or (iii) only the credit of the issuer.  The U.S. Government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises.  No assurance can be given that the U.S. Government will provide financial support to the U.S. Government agencies, instrumentalities or sponsored enterprises in the future.

13

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Board has adopted a policy concerning the selective disclosure of portfolio holdings information that seeks to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of Fund shareholders and its service providers.  The policy provides that neither the Fund nor its Advisor or any Trustee, member, officer or employee thereof (a “Fund Representative”) will disclose the Fund’s portfolio holdings information to any person other than in accordance with the policy.  For purposes of the policy, “portfolio holdings information” means the Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions.  Under the policy, neither the Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information.  The Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Fund’s publicly accessible website (www.cheswoldlanefunds.com).  Information posted on the Fund’s website may be separately provided to any person commencing the day after it is first published on the Fund’s website.

Portfolio holdings information that is not filed with the SEC or posted on the Fund’s publicly available website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive.  Disclosure to such third parties must be approved in advance by the Trust’s chief compliance officer (the “CCO”).  Advance approval by the CCO is not required if the recipient is one of the Fund’s service providers who is subject to a duty of confidentiality as described below.  Disclosure will generally be permitted to providers of proxy voting and other similar services for the Fund, as well as rating and ranking organizations; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors and intermediaries that sell shares of the Fund) only upon approval by the CCO, who must first determine that the Fund has a legitimate business purpose for doing so.

In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality.  In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows:  the Advisor, the Fund’s independent registered public accounting firm, the Fund’s custodian, the Fund’s legal counsel, the Fund’s administrator and the Fund’s distributor.  These entities are obligated to keep such information confidential.  Third party providers of custodial or accounting services to the Fund may release non-public portfolio holdings information of the Fund only with the permission of the CCO.

Complete portfolio holdings for the Fund are posted on the Fund’s website (www.cheswoldlanefunds.com) as of the end of each calendar quarter, subject to a 30-day lag between the date of the information and the date on which the information is disclosed.  In addition, the Fund will publish on its website its top 10 holdings as of the end of each calendar month no earlier than 10 days after the end of a calendar month.

The CCO will supply the Board with a list of third parties who receive portfolio holdings information pursuant to any ongoing arrangement in addition to the service providers identified above.  In addition, the Board will receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

MANAGEMENT OF THE TRUST

Trustee Qualifications.  Generally, the Fund believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Scharpf has over 10 years of business experience in the investment management industry, holds an MBA degree from the University of Pennsylvania’s Wharton School, is highly skilled in portfolio and risk management functions as well as possessing a refined understanding of the regulatory framework under which investment companies must operate.   Mr. Paul Chi has over 10 years of business experience in the finance, banking and investment operations fields, holds an MBA degree from the University of Pennsylvania’s Wharton School, and is high skilled in risk management, from an investment, legal, regulatory and operations viewpoint.  Dr. George Boudreau, D.M.D. has many years of experience attending to business dimensions of managing a medical practice, including its qualified pension plans, holds a Doctor of Dental Medicine degree and posses a strong understand of risk management and investments.  Ms. Eugenie Logue has over 10 years of business experience in the investment industry, with a focus on investment management firm operations and management, holds an MBA degree from Columbia Business School, is skilled in risk management in the investment industry, with a special focus on new firms and start-ups, like Cheswold Lane.  Mr. Stanley Koreyva has many years of experience as senior executive in the financial services industry, as well as a public auditor and accountant at Peat Marwick, a predecessor to KPMG, and poses a strong understanding of accounting, auditing, and risk management.  The Fund does not believe any one factor is determinative in assessing a Trustee's qualifications, but that collective experience of each Trustee makes them highly qualified .

14

Board Leadership Structure.  The Fund is led by Mr. Eric F. Scharpf, who has served as Chief Executive Officer and President of the Fund since it was organized in 2006.  Mr. Scharpf is an interested person by virtue of his indirect interest in the Fund's Adviser.  The Board of Trustees is comprised of Mr. Scharpf and four (4) Independent Trustees (i.e. those who are not "interested persons" of the Fund, as defined under the 1940 Act).  The Fund does not have a Lead Independent Trustee, but governance guidelines provide that Independent Trustees will meet in executive session at each Board meeting.  Under the Fund By-Laws and governance guidelines, the President of the Fund is generally responsible for (a) chairing board meetings, (b) setting the agendas for these meetings and (c) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Fund believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership.  The Fund believes that its Chairman/President together with the Audit Committee and the full Board of Trustees, provide effective leadership that is in the best interests of the Fund and each shareholder.

Board Risk Oversight.  The Board of Trustees is comprised of Mr. Scharpf and four (4) Independent Trustees with an Audit Committee with a separate chair.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting the risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustees and Officers
The business and affairs of the Trust are managed under the direction of the Board.  The Trustees and principal officers of the Trust are noted below along with their ages and their business experience for the past five years.  The Trustees serve for indefinite terms until their resignation, death or removal.  The Fund’s officers are elected annually by the Board and serve at the Board’s pleasure.

Name, Address and Age as of 12/31/09	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee
Eric F. Scharpf[1] Cheswold Lane Funds 100 Front Street West Conshohocken, PA 19428 Age: 40	President, Chief Executive Officer and a Trustee	Since 2006	Managing Partner, the Advisor, since 2006; Partner/Senior Portfolio Manager, Chartwell Investment Partners (2004-2005); Portfolio Manager/ Research Analyst, Miller Anderson & Sherrerd (an asset management company) (1997-2003)	1	None
Independent Trustees
Dr. George E. Boudreau Cheswold Lane Funds 100 Front Street West Conshohocken, PA 19428 Age: 63	Trustee	Since 2006	Founder and Partner, the Pennsylvania Dental Group (1974 to present)	1	None
Paul Chi Cheswold Lane Funds 100 Front Street West Conshohocken, PA 19428 Age: 37	Trustee	Since 2006	Senior Managing Director Global Custody and Securities Processing, Senior Vice President, PFPC Trust Company (2002 to Present).	1	None
Stanley J. Koreyva, Jr. Cheswold Lane Funds 100 Front Street West Conshohocken, PA 19428 Age: 50	Trustee	Since 2006	Executive Vice President and Chief Operating Officer, Amboy Bank, since 2008; Chief Operating Officer, Amboy National Bank, 2004 - 2008; Chief Financial Officer, Amboy Bank (1998-2004)	1
Eugenie G. Logue Cheswold Lane Funds 100 Front Street West Conshohocken, PA 19428 Age: 40	Trustee	Since 2006	Principal, Rosemont Investment Partners, LLC (a private equity firm), since 2002; Associate, SGI Capital (a private equity firm) (1999–2002)	1	None
__________

[1]	Mr. Scharpf is an “Interested Trustee” of the Trust, as defined in the 1940 Act, because he is the Managing Partner of the Advisor. Mr. Scharpf and Ms. Colleen Quinn Scharpf are married to each other.

The officers of the Trust not named above are:

Name, Address and Age as of 12/31/09	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Matthew H. Taylor Cheswold Lane Funds 100 Front Street West Conshohocken, PA 19428 Age: 37	Executive Vice President, Chief Financial Officer and Treasurer	Since 2006
Partner/Portfolio Manager,
the Advisor, since 2006;
Partner/Portfolio Manager,
Chartwell Investment Partners (2004-2006);
Portfolio Manager/Research Analyst,
Miller Anderson & Sherrerd (an asset management company)
(2000-2003)

Colleen Quinn Scharpf Cheswold Lane Funds 100 Front Street West Conshohocken, PA 19428 Age: 40	Secretary and Chief Compliance Officer	Since 2006
President, Chief Operating Officer and Chief Compliance Officer, the Advisor, since 2006;
Director of Investments,
Board of Pensions of the Presbyterian Church (U.S.A.)
(2003-2006);
Senior Member,
Strategic Relationship Team,
Putnam Investments
(1996–2003)

Share Ownership
Ms. Quinn Scharpf is the President, Chief Operating Officer, and Chief Compliance Officer of the Advisor and owns a majority interest in the firm.  Mr. Scharpf also owns a controlling interest in the Advisor.  Mr. Scharpf is the only Trustee who owns any interest in the Advisor or any company controlling, controlled by or under common control with the Advisor.  The following table provides information regarding shares of the Fund owned by each Trustee as of December 31, 2009:

Trustee	Dollar Range of Fund Shares
Dr. George E. Boudreau	XX
Paul Chi	XX
Stanley J. Koreyva, Jr.	XX
Eugenie G. Logue	XX
Eric F. Scharpf	XX

Trustee Compensation
The following table describes the aggregate compensation received by the Trustees from the Trust during the Trust’s fiscal year ended December 31, 2009 ..  Only the Trustees of the Trust who are not “interested persons” of the Trust or the Advisor, as defined by the 1940 Act (the “Independent Trustees”), receive compensation from the Fund.

Trustee[1]	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses[2]	Estimated Annual Benefits Upon Retirement	Total Compensation from the Investment Companies in the Fund Complex
Eric F. Scharpf	n/a	n/a	n/a	n/a
Dr. George E. Boudreau	XX	n/a	n/a	XX
Paul Chi	XX	n/a	n/a	XX
Stanley J. Koreyva, Jr.	XX	n/a	n/a	XX
Eugenie G. Logue	XX	n/a	n/a	XX

(1)
Effective March 20, 2009, each Independent Trustee receives a total annual retainer fee of $500 for serving as a Trustee, plus $500 for each in-person Board meeting attended, $125 for each regular telephonic Board meeting attended and $500  for each special meeting attended (either in-person or by telephone).  In addition, the Trust reimburses each Trustee for out-of-pocket expenses incurred in connection with travel and attendance at Board meetings.

(2)      The Trust has not established a pension or retirement plan for members of the Board.

Board Committees
The Board has the following committees:

Audit Committee:  This committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices and its internal controls.  It also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the Board.  The Trust’s Audit Committee is comprised of the following Independent Trustees:  Stanley J. Koreyva, Jr. (Chairman), Dr. George E. Boudreau, Paul Chi and Eugenie G. Logue.  The committee met twice during the fiscal year ended December 31, 2009.

Nominating Committee:  This committee recommends Board members, fills vacancies and considers the qualifications of Board members.  The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board.  Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating Committee, c/o Cheswold Lane Funds, 100 Front Street, West Conshohocken, Pennsylvania 19428.  Shareholders should include appropriate information on the background and qualifications of any person recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected.  Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.  The committee is comprised of the following Independent Trustees:  Paul Chi (Chairperson), Dr. George E. Boudreau, Stanley J. Koreyva, Jr. and Eugenie G. Logue.  The committee did not have a reason to meet during the fiscal year ended December 31, 2009.

Codes of Ethics
The Trust and the Advisor have adopted a joint Code of Ethics in compliance with the requirements of Rule 17j-1 under the 1940 Act, which govern personal securities transactions.  Under the Code of Ethics, persons subject to the Code are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Fund, subject to the requirements set forth in Rule 17j-1 under the 1940 Act and certain other procedures set forth in the Code of Ethics.  The Code of Ethics is on public file with, and is available from, the SEC.

Proxy Voting Policies
The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Trust, which delegates the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight.  The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and its shareholders.

The Advisor has adopted Proxy Voting Policies and Procedures (the “Advisor’s Proxy Policies”) which require that all proxy voting decisions be made in the best interest of the Fund and that the Advisor acts in a prudent and diligent manner intended to enhance the economic value of the assets of the Fund.

Where a proxy proposal raises a material conflict between the Advisor’s interests and the Fund’s interests, the Advisor will resolve the conflict by disclosing the conflict to the Board and obtaining the Board’s consent to vote.

The Trust is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the most recent 12-month period ending June 30.  The Fund’s proxy voting record is available without charge, upon request, by calling toll-free 1-800-471-7701 and on the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS

Investment Advisor
The Advisor, located at 100 Front Street, Suite 960, West Conshohocken, Pennsylvania 19428, furnishes investment management services to the Fund, subject to the supervision and direction of the Board.  The Advisor also provides investment management services to other investment accounts.  While investment decisions for the Fund are made independently from other investment accounts, investment decisions for such other accounts may be made at the same time as investment decisions for the Fund.  The Advisor pays the salaries of all Trustees, officers (including the CCO) and employees who are affiliated with both the Advisor and the Trust.  The Advisor is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

The Advisor provides investment advisory services to the Trust pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) dated June 2, 2006, which was approved by the Fund’s sole shareholder on that date.  Under the terms of the Advisory Agreement, the Trust employs the Advisor generally to manage the investment and reinvestment of the Fund’s assets.  The Advisory Agreement has an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms and the renewal thereof have been approved by the vote of a majority of the Independent Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement may be terminated without penalty on 60 days’ notice by the Trust or by the Advisor.  The Advisory Agreement will terminate automatically in the event of its assignment.

As compensation for the services rendered under the Advisory Agreement, the Fund pays the Advisor an annual management fee of 0.90% as a percentage of average daily net assets.  The Advisor has contractually agreed to waive all or a portion of its management fees and/or reimburse the Fund’s expenses to the extent necessary to keep the Fund’s net annual fund operating expenses (excluding any taxes, interest, brokerage commissions and other costs relating to portfolio securities transactions and other extraordinary expenses) from exceeding 1.15% of the average daily net assets of the Fund at least through April 30, 2011.  For the fiscal years ended December 31, 2007, December 31, 2008, and December 31, 2009 management fees of $302,430, $273,824, and $XX  were payable by the Fund to the Advisor.  For the same periods, the Advisor waived $138,157, $125,275, and $XX, respectively, in management fees and expenses .

Distributor
UMB Distribution Services, LLC (the “Distributor”), located at 803 West Michigan Street,  Milwaukee, Wisconsin 53233, serves as the principal underwriter of the Trust’s shares under a Distribution Agreement dated June 16, 2006 (the “Distribution Agreement”).  The Distributor receives compensation from the Advisor for these services.  Shares of the Fund are offered on a continuous basis by the Distributor and may be purchased directly by contacting the Distributor or the Trust.  The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and each state’s securities laws and is a member of the Financial Industry Regulatory Authority, Inc.

The Distribution Agreement may be terminated at any time:  (i) by the Board or by a vote of a majority of the outstanding voting securities of the Trust on 60 days’ written notice to the Distributor; or (ii) by the Distributor.  If not so terminated, the agreement shall continue in effect from year to year only so long as such continuance is approved annually by the Board or by a vote of a majority of the outstanding voting securities of the Fund, and, in either event, by a majority of the Independent Trustees who are not interested persons of any party to the agreement.  The Agreement will terminate automatically in the event of its assignment.

For the fiscal years ended December 31, 2007, December 31, 2008, and December 31, 2009 the Distributor received  $18,779, $20,000, and $XX, respectively, under the Distribution Agreement .

Administrator
UMB Fund Services, Inc. (“UMBFS”), located at 803 West Michigan Street, Milwaukee, Wisconsin 53233, provides administration personnel and services, including blue sky services, to the Trust pursuant to an administration and fund accounting agreement.  Administration services include, but are not limited to, providing equipment, telephone facilities, various personnel, including clerical and supervisory, and computers as is necessary or beneficial to provide fund administration services to the Trust.  UMBFS is an affiliate of the Distributor .

Fund Accountant
UMBFS provides fund accounting personnel and services to the Trust pursuant to an administration and fund accounting agreement.  Under this agreement, UMBFS provides portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services and tax accounting services.  For its services as administrator and fund accountant, UMBFS receives an annual fee from the Fund equal to the following percentages of the Fund’s average net assets:  0.10% of the first $250 million; 0.08% of the next $250 million; 0.06% of the next $250 million; and 0.05% of assets over $750 million per year (subject to various monthly minimum fees, which may be waived by UMBFS).  Amounts paid under this agreement for the last three fiscal years are shown below.

Transfer Agent
UMBFS acts as the Fund’s transfer agent, dividend-paying agent and shareholder servicing agent pursuant to a transfer agency agreement.

The following table provides the fees paid by the Fund to UMBFS for the fiscal years ended December 31, 2007, December 31, 2008, December 31, 2009 in connection with its transfer agency, fund accounting and administration services to the Fund:

Year Ended	Fees Paid for Transfer Agency Services	Fees Paid for Fund Accounting and Administration Services
December 31, 2007 December 31, 2008 December 31, 2009	$23,859 $27,092 $XX	$37,537 $37,785 $XX

Custodian
UMB Bank, n.a., located at 1010 Grand Boulevard, Kansas City, Missouri 64141, acts as custodian of the cash and securities of the Trust.  The custodian holds all cash and, directly or through a book entry-system or an agent, securities of the Fund; delivers and receives payment for securities sold by the Fund; collects income from investments of the Fund; and performs other duties, all as directed by officers of the Fund.  The custodian does not exercise any supervisory function over the management of, or the purchase and sale of securities by, the Fund.

Legal Counsel
Cipperman & Company serves as the Trust’s legal counsel .

Independent Registered Public Accounting Firm
 XX located at XX has been selected as the independent registered public accounting firm for the Trust.  As such, they are responsible for auditing the Trust’s annual financial statements .

PORTFOLIO MANAGERS

Other Accounts Managed
The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of December 31, 2009.

Name	Number of Accounts	Total Assets Managed	Number of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
Eric F. Scharpf
Other Registered Investment Companies	–	–	–	–
Other Pooled Investment Vehicles	–	–	–	–
Other Accounts	XX	$XX	–	–
Matthew H. Taylor
Other Registered Investment Companies	–	–	–	–
Other Pooled Investment Vehicles	–	–	–	–
Other Accounts	XX	$XX	–	–

Description of Potential Material Conflicts of Interest
The portfolio managers have day-to-day management responsibilities with respect to other investment accounts and, accordingly, may be presented with potential or actual conflicts of interest.

The management of other accounts may result in the portfolio managers devoting unequal time and attention to the management of the Fund and/or other accounts.  In approving the Advisory Agreement, the Board was satisfied that the portfolio managers would be able to devote sufficient attention to the management of the Fund and that the Advisor seeks to manage such competing interests for the time and attention of the portfolio managers.

With respect to securities transactions for the Fund, the Advisor determines which broker to use to execute each transaction, consistent with its duty to seek best execution of the transaction.  For buy or sell transactions considered simultaneously for the Fund and other accounts, orders are placed at the same time.  The portfolio managers use their best efforts to ensure that no client is treated unfairly in relation to any other client over time in the allocation of securities or the order of the execution of transactions.  The portfolio managers generally allocate trades on the basis of assets under management so that the securities positions represent equal exposure as a percentage of total assets of each client.  The Fund and client accounts are not generally invested in thinly traded or illiquid securities; therefore, conflicts in fulfilling investment opportunities are to some extent minimized.  If an aggregated trade order is not substantially filled, it will generally be allocated in accordance with an alphabetical allocation utilized by the Advisor.

Other than the general potential conflicts noted above, neither portfolio manager is subject to any other specific potential conflicts of interest.

Compensation
Mr. Taylor receives a base salary from the Advisor and both Messrs. Taylor and Scharpf share a portion of the Advisor’s after-tax profits.

Fund Shares Owned by the Portfolio Managers
As of the date hereof, the portfolio managers owned the following amounts in the Fund:

Portfolio Manager	Dollar Range of Fund Shares
Eric F. Scharpf	$XX
Matthew H. Taylor	$XX

TRADING PRACTICES AND BROKERAGE

The Advisor is responsible for selecting brokers and dealers to effect purchases or sales of securities for the account of the Fund.  In selecting such brokers, the Advisor seeks best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph.  In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations.  Among these considerations is the Advisor’s evaluation of a broker’s efficiency in executing and clearing transactions, block trading capability (including a broker’s willingness to position securities), familiarity with the security, and financial strength and stability.  The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any.

Although it does not currently intend to do so, the Advisor may also take into consideration the research, analytical, statistical and other information and services provided by the broker (such as general economic reports and information, reports or analyses of particular companies or industry groups and technical information) and the availability of the brokerage firm’s analysts for consultation in allocating the Fund’s brokerage.  While the Advisor believes these services have substantial value, they are considered supplemental to the Advisor’s own efforts in the performance of its duties under the Advisory Agreement and, to the extent these services are used, it will be on a limited basis.  As permitted by the Advisory Agreement and in accordance with Section 28(e) of the 1934 Act, the Advisor may pay brokers higher brokerage commissions than might be available from other brokers if the Advisor determines in good faith that such amount paid is reasonable in relation to the value of the overall quality of the brokerage, research and other services provided viewed in terms of either the particular transactions or the Advisor’s overall responsibilities with respect to the accounts over which it exercises investment discretion.  Other clients of the Advisor may therefore benefit from the availability of these services to the Advisor, and the Fund may benefit from services available to the Advisor as a result of similar transactions for the Advisor’s other clients.  For the fiscal years ended December 31, 2007, December 31, 2008, and December 31, 2009 the Advisor did not direct brokerage transactions to any brokers on the basis of such brokerage and research services.  During the fiscal years ended December 31, 2007, December 31, 2008, and December 31, 2009, the Fund paid brokerage commissions of $63,160, $61,567, and $XX respectively.

The following information is provided with respect to the Fund’s “regular broker-dealers.”  The term “regular broker-dealers” means generally, as of December 31, 2009, any of the ten brokers or dealers who, for the fiscal year ended December 31, 2008, (1) received the greatest dollar amount of brokerage commissions from the Fund, (2) engaged as principal in the largest dollar amount of portfolio transactions for the Fund, or (3) sold the largest dollar amount of securities of the Fund.  The chart below identifies the Fund’s “regular broker-dealers” the securities of which were purchased by the Fund during the fiscal year ended December 31, 2009 and the value of the Fund’s holdings of such securities as of December 31, 2009.

Regular Broker	Principal Value of Securities Purchased During Year	Value as of December 31, 2009

Credit Suisse	$XX	$XX

CAPITAL STRUCTURE

The Trust currently has authorized and allocated to the Fund an unlimited number of shares of beneficial interest with no par value to the Fund’s Institutional Shares.  The Trustees of the Trust may, at any time and from time to time, by resolution, authorize the establishment and division of additional shares of the Trust into an unlimited number of series and the division of any series (including the Fund) into two or more classes.  When issued in accordance with the Trust’s registration statement, governing instruments and applicable law (all as may be amended from time to time), all of the Trust’s shares are fully paid and non-assessable.  Shares do not have preemptive rights.

All shares of the Fund represent an undivided proportionate interest in the assets of the Fund.  Shareholders of the Trust are entitled to one vote for each full share and to a proportionate fractional vote for each fractional share standing in the shareholder’s name on the books of the Trust.  However, matters affecting only one particular fund or class can be voted on only by shareholders in such fund or class.  The shares of the Trust are not entitled to cumulative voting, meaning that holders of more than 50% of the Trust’s shares may elect the entire Board.  All shareholders are entitled to receive dividend and/or capital gains when and as declared by the Trustees from time to time and as discussed in the Prospectus.

PURCHASE AND REDEMPTION OF FUND SHARES

Purchasing Shares
Shares of the Fund are sold in a continuous offering and may be purchased on any Business Day (as defined in the Prospectus) through authorized investment dealers or directly from the Distributor.  The Trust reserves the right to suspend sales of Fund shares, and reject any order for the purchase of Fund shares if, in the opinion of management, such rejection is in the Fund’s best interest.

Share Certificates and Confirmations. The Fund does not issue share certificates representing shares purchased.  Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by the Fund to the shareholder’s address of record.

Anti-Money Laundering Program.  The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the USA PATRIOT Act.  To ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls; designation of an anti-money laundering compliance officer; an ongoing training program; and an independent audit function to determine the effectiveness of the Program.  Procedures to implement the Program include, but are not limited to, determining that the Trust’s Distributor and UMBFS have established proper anti-money laundering procedures, including to report suspicious and/or fraudulent activity and to undertake a complete and thorough review of all new account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

The Fund may be required to freeze the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorist or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency.

Redeeming Shares
Under the 1940 Act, the Fund may suspend redemption privileges or postpone the date of payment during any period:  (i) when the New York Stock Exchange (the “NYSE”) is closed or trading on the NYSE is restricted as determined by the SEC; (ii) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets; or (iii) as the SEC may otherwise permit.  The redemption price may be more or less than the shareholder’s cost, depending on the market value of the Fund’s portfolio at the time of redemption.

Medallion Signature Guarantees. A Medallion signature guarantee of each shareholder on an account is required to redeem shares if a shareholder requests:  (i) to change ownership on an account; (ii) to send redemption proceeds to an address other than that on record with the Fund; (iii) to send proceeds to someone other than the shareholder(s) of record; (iv) to transmit redemption proceeds by federal funds wire or automated clearing house to a bank account other than the bank of record; (v) to add telephone privileges; (vi) to change the name on an account due to marriage or divorce; (vii) to transfer an IRA to another fund family; (viii) if a change of address request has been received by UMBFS within the last 60 days; or (ix) if the redemption request is for $50,000 or more.

Signature guarantees are designed to protect both the shareholder and the Fund from fraud. Signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/dealers, municipal securities broker/dealers, government securities broker/dealers, national securities exchanges, registered securities exchanges or clearing agencies deemed eligible by the SEC. The Fund does not accept signatures certified by a notary public as the equivalent of a signature guarantee.

Additional Documentation.  Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians.  UMBFS requires documents from entities to identify individuals possessing authority to redeem shares from the Fund.  The documentation may include certified corporate resolutions, partnership agreements, trust instruments or plans that give such authority to the individual.

Redemption In-Kind. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund.  Subject to Rule 18f-1, if the Advisor determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the net asset value (“NAV”) for the Fund’s shares (a “redemption in-kind”).  Shareholders receiving securities or other financial assets in a redemption in-kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.  If a shareholder expects to make a redemption in excess of the lesser of $250,000 or 1% of the Fund’s assets during any 90-day period and would like to avoid any possibility of being paid with securities in-kind, they may do so by providing the Fund with an unconditional written instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction.  This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the Fund’s remaining shareholders.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

Orders for purchases and redemptions of the Fund are effected at the NAV per share next calculated after receipt of the order by the Fund, its agent or certain other authorized persons.  The Fund’s NAV is computed as of the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern Time, on days when the NYSE is open for business.  The NYSE is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed:  New Year’s Day, Martin Luther King, Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  When the NYSE is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

The NAV per share for the Fund is calculated by subtracting the Fund’s liabilities from its total assets and dividing the resulting number by the number of Fund shares outstanding.  In determining the Fund’s NAV, portfolio securities primarily listed or traded on a national or foreign securities exchange, except for securities traded on the NASDAQ and fixed income securities, are generally valued at the last sale price on that exchange, unless market prices are determined to be not readily available pursuant to the Fund’s pricing procedures.  The Fund values NASDAQ traded securities using the NASDAQ Official Closing Price.  The Fund generally values fixed income securities using market quotations or a matrix method provided by a pricing service.  The Fund values short-term investments that will mature within 60 days at amortized cost, which approximates market value. Forward currency contracts are valued at the last bid prices.  Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between bid and asked prices.  Non-exchange traded options are valued at the mean between bid and asked prices.  Other private options are valued at fair value using a mathematical model.  Futures contracts are valued at their daily quoted settlement price.  Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the London Stock Exchange.  Securities other than those listed above will be priced in accordance with the Fund’s pricing procedures.

Subject to the foregoing, securities for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to procedures approved by the Board of Trustees.  The Trust will also use the fair value of a foreign security at the time of calculating its NAV when events following the close of the foreign markets on which the foreign security trades indicate that such closing price does not reflect the foreign security’s fair value.

DISTRIBUTIONS AND TAXES

Distributions
The Fund will normally make distributions from net investment income, if any, on a semi-annual basis.  Payments from net realized capital gains of the Fund, if any, will be distributed annually in the fourth quarter of the calendar year.

Any check in payment of distributions which cannot be delivered by the U.S. Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder’s account at the then-current net asset value and the dividend option may be changed from cash to reinvest.  The Fund or UMBFS may retain a search company and deduct from a shareholder’s account the costs of the Fund’s or UMBFS’s effort to locate a shareholder in accordance with Rule 17Ad-17 under the 1934 Act.  These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

Taxes
Distributions of Net Investment Income.  The Fund receives income generally in the form of dividends and interest on its investments in portfolio securities.  This income, less expenses incurred in the operation of the Fund, constitutes its net investment income from which distributions may be paid to shareholders.  If a shareholder is a taxable investor, any distributions by the Fund from such income (other than any amount designated by the Fund as qualified dividends, described below) will be taxable to such shareholder at ordinary income tax rates, whether such shareholder takes them in cash or in additional shares.

Distributions of Capital Gains.  The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income.  Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to shareholders as long-term capital gain, regardless of how long shares have been held in the Fund.  Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently if necessary in order to reduce or eliminate federal excise or income taxes on the Fund.

Effect of Foreign Withholding Taxes.  The Fund may be subject to foreign withholding taxes on income from certain foreign securities.  This, in turn, could reduce the Fund’s distributions paid to shareholders.

Pass-through of foreign tax credits.  If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to shareholders their pro rata share of foreign taxes paid by the Fund.  If this election is made, the Fund may report more taxable income to shareholders than it actually distributes.  Shareholders will then be entitled either to deduct their respective share of these taxes in computing their taxable income, or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders).  The Fund will provide shareholders with the information necessary to claim this deduction or credit on their personal income tax return if the Fund makes this election.  Shareholder use of foreign dividends, designated by the Fund as qualified dividend income subject to taxation at long-term capital gain rates, may reduce the otherwise available foreign tax credits on their federal income tax return.  Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

Foreign currency gains and losses.  The Fund may engage in transactions that are denominated in foreign currency.  Gains and losses in such transactions that would otherwise be taxable as capital gain may be taxable as ordinary income under Code Section 988 to the extent of gain or loss attributable to fluctuations in exchange rates.  The ordinary treatment of gains or losses from fluctuations in the exchange rate may cause the Fund to alter its distributions to shareholders.

PFIC securities.  The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”). When investing in PFIC securities, the Fund may mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities.  Dividends paid with respect to PFICs do not meet the definition of qualified foreign corporation dividends.  As such, the Fund will not be able to designate these PFIC dividends as qualified dividends, currently eligible for the reduced rate of tax applicable to long-term capital gains.

Information on the Amount and Tax Character of Distributions.  The Fund will inform shareholders of the amount and character of their distributions at the time they are paid, and will advise shareholders of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year.  If Fund shares have not been held for a full year, the Fund may designate and distribute to shareholders, as ordinary income, qualified dividends or capital gains, a percentage of income that is not equal to the actual amount of such income earned during the period of such shareholders’ investment in the Fund.  Taxable distributions declared and of record to shareholders in December, but paid in January, are taxable to shareholders as if they were paid in December.

Election to be Taxed as a Regulated Investment Company.  The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and intends to so qualify during the current fiscal year.  As regulated investment companies, the Fund generally pay no federal income tax on the income and gains they distribute to shareholders.  The Board reserves the right not to distribute the Fund’s net long-term capital gain or not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.  If net long-term capital gain is retained, the Fund would be taxed on the gain, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund.  If the Fund fails to qualify as a regulated investment company, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as dividend income to the extent of the Fund’s earnings and profits.

In order to qualify as a regulated investment company for federal income tax purposes, the Fund must meet certain specific requirements, including:

(i)           The Fund must maintain a diversified portfolio of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund’s total assets, and, with respect to 50% of the Fund’s total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund’s total assets or 10% of the outstanding voting securities of the issuer;

(ii)           The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

(iii)           The Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

Excise Tax Distribution Requirements.  To avoid federal excise taxes, the Code requires the Fund to distribute to shareholders by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year.  The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case shareholders must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Sales and Redemption of Fund Shares.  Sales and redemptions (including redemptions in kind) are taxable transactions for federal and state income tax purposes.  If shareholders redeem their Fund shares, the Internal Revenue Service requires such shareholders to report any gain or loss on their redemption.  If shares are held as a capital asset, the gain or loss that a shareholder realizes will be capital gain or loss and will be long-term or short-term, generally depending on how long the shares have been held.

Redemptions at a Loss Within Six Months of Purchase.  Any loss incurred on a redemption of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to shareholders by the Fund on those shares.

Wash Sales.  All or a portion of any loss that a shareholder realizes on a redemption of their Fund shares will be disallowed to the extent that such shareholder buys other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after their share redemption.  Any loss disallowed under these rules will be added to the shareholder’s tax basis in the new shares.

U.S. Government Securities.  Income earned by the Fund on certain U.S. government obligations is exempt from state and local personal income taxes as if earned directly by shareholders.  States also grant tax-exempt status to dividends paid to shareholders by the Fund from interest earned by the Fund on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund.  Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) obligations), generally does not qualify for tax-exempt treatment.  The rules on exclusion of this income are different for corporations.

Qualified Dividend Income for Individuals.  For individual shareholders, a portion of the Fund’s net investment income distributions may be qualified dividends, currently eligible for taxation at long-term capital gain rates. This reduced rate generally is available for distributions attributable to dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations.

Both the Fund and an investor must meet certain holding period requirements to qualify Fund distributions for this treatment.  Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment.  When counting the number of days Fund shares have been held, include the day shares were sold but not the day these shares were acquired.

While the income designated as a qualified dividend is currently taxed at the same rates applicable to long-term capital gains, such qualified dividend income will not be considered as a long-term capital gain for other federal income tax purposes.  For example, shareholders will not be allowed to offset their long-term capital losses against qualified dividend income on their federal income tax return.  Any qualified dividend income that shareholders elect to be taxed at these reduced rates also cannot be used as investment income in determining their allowable investment interest expense.  For other limitations on the amount of or use of qualified dividend income on a shareholder’s income tax return, such shareholder should contact their personal tax advisor.

After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates.  If 95% or more of a Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

Dividends-Received Deduction for Corporations.  Because of the Fund’s investment policy, it is expected that either none or only a nominal portion of the Fund’s distributions will be designated as eligible for the dividends-received deduction for corporations.  The portion of distributions paid by the Fund that so qualifies will be designated each year in a notice mailed to the Fund’s shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if it was a regular corporation.  The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.  The amount that the Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if Fund shares are debt-financed or held by shareholders for less than a 46-day period then the dividends-received deduction for Fund dividends on their shares may also be reduced or eliminated.  Even if designated as dividends eligible for the dividends-received deduction, all such dividends (including any deducted portion) must be included in a shareholder’s alternative minimum taxable income calculation.

Investment in Complex Securities.  The Fund may invest in complex securities that could be subject to numerous special and complex tax rules.  These rules could accelerate the recognition of income by the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund’s ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities.  These rules could also affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could, therefore, affect the amount, timing or character of the income distributed to shareholders by the Fund.  For example:

Derivatives.  The Fund is permitted to invest in certain options, futures, forwards or foreign currency contracts.  If the Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts.  Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses.  In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and foreign currency gains and losses) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

Short sales and securities lending transactions.  The Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position.  Additionally, the Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income.  This replacement income generally will not be eligible for reduced rates of taxation currently applicable to qualified dividend income and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

Tax straddles.  The Fund’s investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities.  If the Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.

Backup Withholding.  By law, the Fund must withhold a portion of a shareholder’s taxable dividends and sales proceeds unless such shareholder:

•	provides their correct social security or taxpayer identification number;
•	certifies that this number is correct;
•	certifies that they are not subject to backup withholding; and
•	certifies that they are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any distributions paid.  The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  Shareholders should consult with their own tax advisor regarding their particular circumstances before making an investment in the Fund.

PERFORMANCE INFORMATION

To obtain the Fund’s most current performance information, please call 1-800-471-7701 or visit www.cheswoldlanefunds.com.

From time to time, the Fund’s performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders.  Performance quotations represent the Fund’s past performance and should not be considered as representative of future results.  The Fund will calculate its performance in accordance with the requirements of the rules and regulations under the 1940 Act, as they may be revised from time to time by the SEC.

PRINCIPAL HOLDERS

As of March 31, 2010, the Trustees and officers of the Trust, as a group, owned XX% of the Fund.  As of March 31, 2010, the following shareholders owned of record or are known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund:

Name and Address of Shareholder	Shares Owned	Percent of Outstanding Shares

Amboy Bank 3590 US Highway 9 Old Bridge, NJ 08857	XX	XX%

Any shareholder who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of the Trust is presumed to control the Trust under the provisions of the 1940 Act.  A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of the Trust.

FINANCIAL STATEMENTS

The following audited financial statements are incorporated herein by reference to the Fund’s Annual Report for the year ended December 31, 2009 :

•	Schedule of Investments;
•	Statement of Assets and Liabilities;
•	Statement of Operations;
•	Statement of Changes in Net Assets;
•	Financial Highlights;
•	Notes to Financial Statements; and
•	Report of Independent Registered Public Accounting Firm.

CHESWOLD LANE FUNDS

PART C

OTHER INFORMATION

ITEM 28.	EXHIBITS

(a)	Articles of Incorporation.

(1)
Registrant’s Amended and Restated Agreement and Declaration of Trust, dated as of June 2, 2006, is herein incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on June 16, 2006.

(2)
Registrant’s Certificate of Trust, dated as of April 12, 2006, is herein incorporated by reference from the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 19, 2006.

(3)
Certificate of Amendment to Certificate of Trust, dated as of November 6, 2006, is herein incorporated by reference from Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 30, 2007.

(b)	By-Laws.

(1)
Registrant’s By-Laws, dated as of April 19, 2006, is herein incorporated by reference from the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 19, 2006.

(c)	Instruments Defining Rights of Security Holders.

Instruments Defining Rights of Security Holders are herein incorporated by reference to the Registrant’s Amended and Restated Agreement and Declaration of Trust and By-Laws.

(d)	Investment Advisory Contracts.

(1)
Investment Advisory Agreement between the Registrant and Cheswold Lane Asset Management, LLC, dated as of June 2, 2006, is herein incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on June 16, 2006.

(e)	Underwriting Contracts.

(1)
Distribution Agreement between the Registrant and UMB Distribution Services, LLC, dated as of June 16, 2006, is herein incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on June 16, 2006.

(f)	Bonus or Profit Sharing Contracts.

Not Applicable.

(g)	Custodian Agreements.

(1)
Form of Custody Agreement between the Registrant and UMB Bank, n.a., is herein incorporated by reference from the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 19, 2006.

(h)	Other Material Contracts.

(1)
Administration and Fund Accounting Agreement between the Registrant and UMB Fund Services, Inc. is herein incorporated by reference from Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 30, 2009.

(2)
Transfer Agency Agreement between the Registrant and UMB Fund Services, Inc. is herein incorporated by reference from Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 30, 2009.

(3)
Addendum to Transfer Agency Agreement dated November 1, 2006 is herein incorporated by reference from Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 30, 2009.

(4)
Expense Limitation Agreement between the Registrant and Cheswold Lane Asset Management, LLC, dated as of June 2, 2006, is herein incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on June 16, 2006.

(5)
Expense Cap/Reimbursement Agreement between the Registrant and Cheswold Lane Asset Management, LLC is herein incorporated by reference from Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 30, 2009.

(i)	Legal Opinion.

(1)
Legal Opinion of Stradley Ronon Stevens & Young, LLP, dated as of June 16, 2006, is herein incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on June 16, 2006.

(j)	Other Opinions.

(1)	Consent of independent auditor – to be filed by post-effective amendment

(k)	Omitted Financial Statements.

Not Applicable.

(l)	Initial Capital Agreements.

(1)
Letter of Understanding of Cheswold Lane Asset Management, LLC relating to initial capital of the Registrant, dated as of June 8, 2006, is herein incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on June 16, 2006.

(m)	Rule 12b-1 Plan.

Not Applicable.

(n)	Rule 18f-3 Plan.

Not Applicable.

(o)	Reserved.

(p)	Codes of Ethics.

(1)
Joint Code of Ethics of the Registrant and Cheswold Lane Asset Management, LLC, dated as of September 15, 2006, is herein incorporated by reference from Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 30, 2007.

(q)	Power of Attorney.

(1)
Power of Attorney appointing Eric F. Scharpf and Matthew H. Taylor as attorneys-in-fact to Eric F. Scharpf, George E. Boudreau, Paul Chi and Eugenie G. Logue, dated as of June 2, 2006, is herein incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on June 16, 2006.

(2)
Power of Attorney appointing Eric F. Scharpf and Matthew H. Taylor as attorneys-in-fact to Stanley J. Koreyva, Jr., dated as of April 18, 2007, is herein incorporated by reference from Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 30, 2007.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

None.

ITEM 30.	INDEMNIFICATION

Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.

Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817, permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever.  DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.

Indemnification of the trustees and officers of the Registrant is provided for in:

(a)           Article VII of the Registrant’s Agreement and Declaration of Trust, dated as of April 12, 2006, and is to the herein incorporated by reference from the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 19, 2006.

(b)           Section 7 of the Investment Advisory Agreement between the Registrant and Cheswold Lane Asset Management, LLC, dated as of June 2, 2006, and is herein incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on June 16, 2006.

(c)           Section 4 of the Distribution Agreement between the Registrant and UMB Distribution Services, LLC, dated as of June 16, 2006, and is herein incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on June 16, 2006.

(d)           Section 8 of the Form of Custody Agreement, between the Registrant and UMB Bank, n.a., and is herein incorporated by reference from the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 19, 2006.

(e)           Section 5 of the Administration and Fund Accounting Agreement between the Registrant and UMB Fund Services, Inc. and is herein incorporated by reference from Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 30, 2009.

(f)           Article IX of the Transfer Agency Agreement between the Registrant and UMB Fund Services, Inc. and is herein incorporated by reference from Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 30, 2009..

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Cheswold Lane Asset Management, LLC, a Pennsylvania limited liability company, is a federally registered investment adviser.  Cheswold Lane Asset Management, LLC, is primarily engaged in providing investment management services.  Additional information regarding Cheswold Lane Asset Management, LLC, and information as to the officers and directors of Cheswold Lane Asset Management, LLC, is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-66664) and is incorporated herein by reference.

ITEM 32.	PRINCIPAL UNDERWRITER

(a)           UMB Distribution Services, LLC serves as principal underwriter for the following other investment companies:

Giant 5 Funds

Green Century Funds

Lotsoff Capital Management Investment Trust

The Marisco Investment Fund

Nakoma Mutual Funds

Scout Funds

Westport Funds

(b)           To the best of the Registrant’s knowledge, the directors and officers of UMB Distribution Services, LLC are as follows:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with the Registrant

Robert J. Tuszynski	President	None
Christine L. Mortensen	Treasurer	None
Constance Dye Shannon	Secretary	None
Andrea M. Robertson	Chief Compliance Officer	None

The address of each of the foregoing is 803 West Michigan Street, Milwaukee, Wisconsin 53233.

(c)           Not Applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and rules under that section, are maintained by UMB Fund Services, Inc. and UMB Bank, n.a., with the exception of those maintained by the Registrant's investment adviser, Cheswold Lane Asset Management, LLC, 100 Front Street, Suite 960, West Conshohocken, Pennsylvania 19428.

UMB Fund Services, Inc. and UMB Bank, n.a. provide general administrative, accounting, portfolio valuation, and custodian services, respectively, to the Registrant, including the coordination and monitoring of any third-party service providers and maintain all such records relating to these services.

ITEM 34.	MANAGEMENT SERVICES

All management-related service contracts entered into by the Registrant are set forth in Parts A and B of the Registration Statement.

ITEM 35.	UNDERTAKINGS

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions described in response to Item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of  appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No.4 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of West Conshohocken, and State of Pennsylvania, on the 1st day of March, 2010.

CHESWOLD LANE FUNDS (Registrant)

By:	/s/ Eric F. Scharpf
Eric F. Scharpf
President, Chief Executive Officer and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated:

Signature	Title	Date

/s/ Eric F. Scharpf	President, Chief Executive Officer and Trustee	March 1, 2010
Eric F. Scharpf	(Principal Executive Officer)

/s/ Matthew H. Taylor	Executive Vice President, Chief Financial Officer and Treasurer	March 1, 2010
Matthew H. Taylor	(Principal Financial Officer)

/s/ George E. Boudreau*	Trustee	March 1, 2010
George E. Boudreau

/s/ Paul Chi*	Trustee	March 1, 2010
Paul Chi

/s/ Stanley J. Koreyva, Jr.*	Trustee	March 1, 2010
Stanley J. Koreyva, Jr.

/s/ Eugenie G. Logue*	Trustee	March 1, 2010
Eugenie G. Logue

*By:	/s/ Eric F. Scharpf
Eric F. Scharpf Attorney-in-Fact